SEPARATION AGREEMENT


     THIS SEPARATION AGREEMENT is dated as of November 20, 1996 by and between THE DIANA CORPORATION, a Delaware corporation (the
"Company"), and RICHARD Y. FISHER ("Employee").

                           AGREEMENTS

     In consideration of the mutual agreements which follow, the Company and Employee agree as follows:

     1. Date of Separation and Compensation. Employee's employment with the Company shall terminate effective only upon receipt by the Company of the Acknowledgment Form (the "Acknowledgment Form") set forth on Exhibit A, duly executed by Employee at least seven days after execution hereof (the "Effective Date"). Effective as of the Effective Date, Employee shall resign from each office which he currently holds and from the Board of Directors of the Company and of each of its subsidiaries. Employee acknowledges and agrees that through the Effective Date, he shall receive the same compensation and fringe benefits which he is currently receiving from the Company in accordance with the same terms and conditions as is currently being applied. The Amended and Restated Employment Agreement dated April 2, 1995 by and between the Company and Employee (the "Employment Agreement") shall terminate as of the Effective Date. On the Effective Date, the Company shall pay to Employee $749,189 in settlement of all deferred compensation previously earned by Employee under the Employment Agreement or otherwise. On the Effective Date, the Company shall pay to Employee a severance settlement of $342,692. The Company and Employee agree that the rights of Employee and his spouse to receive medical benefits pursuant to section 6 of the Employment Agreement have vested and are subject to no further conditions or obligations on behalf of Employee and his spouse. Accordingly, the Company shall pay all medical expenses, including but not limited to medical, dental, hospital, optometrical, nursing, nursing home and drugs, for the employee and his spouse for the remainder of each of their lives provided that, insofar as the spouse is concerned, such benefit is applicable only during the marriage and after the death of the Employee, provided that they are married at the time of Employee's death.

     2. Personal Property. On the Effective Date and in accordance with Employee's rights under the Employment Agreement, Employee shall purchase the office furniture listed on Exhibit B for $1.00.

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     3.   Stock Options.  The Company agrees that all options to
purchase stock of the Company shall remain exercisable until December 31, 1997 and shall not be affected by Employee's termination of employment or the resignations provided in paragraph
1. The Company and Employee agree that for purposes of such options and the Employment Agreement, Employee shall not be deemed to have voluntarily terminated employment and shall not be deemed to have been terminated for cause.

     4. Indemnification. As partial consideration for the agreements provided herein, Employee and the Company shall execute the Indemnification Agreement attached as Exhibit C hereto.

     5.   Return of Company Property.  At the Effective Date,
Employee shall deliver to the Company all Company keys, credit cards, phone cards and all other Company property, documents and copies thereof then held by Employee.

     6. Mutual Release. In consideration of the benefits provided to Employee under this Agreement, the sufficiency of which he acknowledges, Employee releases and discharges the Company, its predecessors, successors and assigns, insurers, officers, directors, employees and agents, from and against any and all claims, demands, actions, causes of action, obligations, damages and/or liabilities, both known or unknown, asserted or unasserted, that he has or ever had against the Company or any of the other individuals being released herein by reason of any fact, matter or thing whatsoever occurring on or prior to the date hereof, including, but not limited to, claims associated with or pertaining to Employee's past employment and his termination of employment and claims for bonuses or other benefits under the Employment Agreement or otherwise (except as specified in the next sentence). Notwithstanding the foregoing, Employee specifically does not release or discharge and shall be entitled to all benefits under
(i) section 6 of the Employment Agreement, (ii) all stock options previously granted to the Employee including the rights and benefits under all applicable stock option agreements and the Amendment to Stock Option Agreements of even date, and (iii) this Agreement.

          Without limitation to the foregoing, Employee specifically releases, waives and forever discharges the above-listed entities and persons from and against any and all claims and damages which arise under the Age Discrimination in Employment Act ("ADEA"), Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, or the Wisconsin Fair
Employment

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Act, or which arise out of the common law pertaining to wrongful discharge, breach of contract (express or implied) or other tort or common law cause of action.

          In consideration of the promises made by Employee herein and other good and valuable consideration, the sufficiency of which the Company acknowledges, the Company releases and discharges Employee, his spouse and their heirs, successors and assigns, insurers and agents from any and all claims, demands, actions, causes of actions, obligations, damages and/or liabilities, both known or unknown, asserted or unasserted, that the Company has or ever had against Employee or any of the other individuals being released herein, by reason of any fact, matter or thing whatsoever occurring on or prior to the date hereof, including, but not limited to, claims associated with or pertaining to Employee's past employment and services as an officer and director of the Company and his termination of employment and such services.

          This waiver does not cover rights or claims arising from matters first occurring after its execution.

     7. Repayment of Debt. On the Effective Date, Employee shall repay in full his promissory note to the Company dated April 11, 1988 in the principal amount of $42,468.75.

     8. Breach of Agreement. In the event of any breach of this Agreement by any signing party, the non-breaching party shall be entitled to recover any damages, costs and expenses it may incur, including actual attorneys' fees, costs and expenses in preparing the defense, defending against or pursuing an action to enforce the terms of this Agreement, or establishing or maintaining the applicability or validity of this Agreement or any provision thereof.

     9. Applicable Dates for Signing Agreement. It is acknowledged by the Company and Employee that Employee has 21 calendar days from the date he first receives this Agreement to review it and decide whether to sign it. It is further acknowledged that Employee has an additional seven calendar days after he had signed this Agreement to revoke it as to the waiver and/or release of any claim or claims alleging age discrimination by contacting the Company in person or in writing. If the Effective Date does not occur within 10 days after execution hereof, this Agreement shall be of no force and effect and shall terminate without liability of any party hereto.

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     10.  Right to Consult Attorney and Acknowledgment of Parties.
The parties acknowledge that they have read the foregoing Agreement, understand its contents, have signed the Agreement as their free and voluntary act and acknowledge that prior to signing the Agreement they had the opportunity to discuss any terms in the Agreement with each other and that any questions asked have been answered to their satisfaction. Employee also acknowledges that he has been advised by the Company to consult, and has consulted, with an attorney of his choice, at his own expense, to review the Agreement before signing it.

     11. Severability. If any portion of this Agreement is held to be invalid or unenforceable for any reason, the parties agree that such invalidity or unenforceability shall not affect the other provisions of this Agreement and that the remaining covenants, terms and conditions or portions thereof shall remain in full force and effect, and any court of competent jurisdiction may so modify or amend the objectionable provisions so as to make it valid, reasonable and enforceable.

     12. Counterparts. This Agreement may be executed in counter-parts, each of which shall be deemed an original but both of which together shall constitute one and the same agreement.

     13. Specific Performance. The parties acknowledge and agree that breach of the provisions of this Agreement by the Company would cause irreparable damage to the Employee and that monetary damages alone would not provide the Employee with adequate remedies for such breach. Therefore, if any controversy arises concerning Company's obligations under this Agreement, such obligations may be specifically enforced by an injunction order or an order of specific performance issued by a court of competent jurisdiction. Such remedy shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the Employee may be entitled.

     14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin
(regardless of the laws that might be applicable under principles of conflicts of laws).

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     Employee acknowledges that he first received a copy of this
Agreement on November 20, 1996.

     This Agreement is executed November 20, 1996.

                                   /s/ Richard Y. Fisher


                                   THE DIANA CORPORATION

                                   BY /s/ Sydney B. Lilly

                                   Its Executive Vice President

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                            EXHIBIT A


                  SEVEN-DAY RIGHT TO REVOCATION
                       ACKNOWLEDGMENT FORM

     I, Richard Y. Fisher, acknowledge that The Diana Corporation has tendered a Separation Agreement offer which I voluntarily agreed to accept on November 20, 1996.

     By this writing, I certify that seven calendar days have elapsed since my voluntary acceptance of the above-referenced offer and that I have voluntarily chosen not to revoke my acceptance of the above-referenced Separation Agreement.

     Signed this 28th day of November, 1996, at Milwaukee,
Wisconsin.

                                   /s/ Richard Y. Fisher

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                            EXHIBIT B


                    INDEMNIFICATION AGREEMENT


      INDEMNIFICATION AGREEMENT between The Diana Corporation, a
Delaware corporation (the "Company"), and Richard Y. Fisher, an officer and/or director of the Company (the "Indemnitee"), dated as of November 26, 1996.

      WHEREAS, the Indemnitee has served, is serving or may serve as an officer or director of the Company; and

      WHEREAS, the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the Bylaws of the Company provide for certain indemnification of the officers and directors of the Company.

      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to the covenants set forth herein for the purpose of further securing to the Indemnitee the indemnification provided by the Certificate of Incorporation and the Bylaws:

      Section 1. In the event that the Indemnitee was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that the Indemnitee or a person of whom the Indemnitee is the legal representative is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such actual or threatened proceeding is alleged action in any official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, the Indemnitee shall be indemnified and held harmless by the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware (the "GCL") as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection therewith and such indemnification shall continue as to the Indemnitee if the Indemnitee ceases to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors

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and administrators; provided, however, that except as provided in
Section 2 of this Agreement with respect to proceedings seeking to enforce rights to indemnification, the Company shall indemnify the Indemnitee in connection with a proceeding (or part thereof) initiated by the Indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

      Section 2. If a claim under Section 1 of this Agreement is not paid in full by the Company within thirty days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any actual or threatened proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the GCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

      Section 3. Following any "change in control" of the Company of the type required to be reported under Item 1 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the Indemnitee, which such independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

      Section 4. The right to indemnification and the payment of expenses incurred in defending any actual or threatened proceeding in advance of its final disposition conferred in this Agreement shall not be exclusive of any other right which the Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

      Section 5. The Company shall maintain in full force and effect for a period of at least six years following the date of this Agreement, fiduciary liability and

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directors and officers liability insurance policies in an amount not less than $10,000,000 (or, if such amount is not reasonably available, such other lower amount as is available to the Company on reasonable terms) covering the Company, any Company subsidiary or any of such parties' current or former directors, officers, employees or agents, which will include coverage of Indemnitee for all actions previously taken or to be taken in connection with his services to the Company and its subsidiaries. In the event that the Company maintains insurance, whether pursuant to the foregoing provision or otherwise, to protect itself and any director or officer of the Company against any expenses, liability or loss, such insurance shall cover the Indemnitee to at least the same extent as any other director or officer of the Company.

      Section 6. The right to indemnification conferred by this Agreement shall include the right to be paid by the Company the expenses incurred in defending any actual or threatened proceeding in advance of its final disposition; provided, however, that if the GCL requires, the payment of such expenses incurred by the Indemnitee in the Indemnitee's capacity as a director or officer (and not in any other capacity in which service was or is rendered by the Indemnitees while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of any actual or threatened proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Agreement or otherwise.

      IN WITNESS WHEREOF, the Company and the Indemnitee have executed this Indemnification Agreement in duplicate on the day and year first above written.

                                   THE DIANA CORPORATION

                                   By: /s/ Sydney B. Lilly
                                           Executive Vice President


                                   /s/ Richard Y. Fisher
                                   Signature of Officer or Director

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